Exhibit 10.2

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

MANUFACTURING AND SUPPLY AGREEMENT

by and between

AMAG PHARMACEUTICALS, INC.,

a company organized and existing under the laws of the United States of America and having its registered office at
1100 Winter Street, Waltham, MA 02451

(hereinafter “AMAG”)

and

ENDOCEUTICS INC.,

a company organized and existing under the laws of Canada
and having its registered office at
2795 Laurier Blvd, Suite 500, Quebec (Quebec) G1V 4M7 Canada

(hereinafter “ENDOCEUTICS”)

(each a “Party” and collectively hereinafter the “Parties”)

Dated April 5, 2017 (the “Execution Date”)

WHEREAS, the Parties have entered into a license agreement for the PRODUCT (as defined below) dated February 13, 2017 (the “License Agreement”) under which ENDOCEUTICS granted the distribution rights of the PRODUCT to AMAG in the Territory (as defined below).

WHEREAS, under the License Agreement, the Parties agreed to enter into this Agreement pursuant to which, and subject to the conditions set forth below, ENDOCEUTICS is to Manufacture and supply the PRODUCT to AMAG for distribution in the Territory in accordance with the License Agreement.

NOW, THEREFORE, in connection with the mutual covenants and agreements set forth in this Agreement, the Parties agree as follows:

1.            Definitions.  Capitalized terms used herein and not otherwise defined shall have the meaning ascribed in the License Agreement.

1.1.                            “Affiliate” means any person, corporation, partnership, firm, joint venture or other entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, AMAG or ENDOCEUTICS. As used in this definition, “control” means the possession of the majority of ownership or the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of the majority of the outstanding voting securities or by contract or otherwise.

FOIA CONFIDENTIAL TREATMENT REQUESTED

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

1.2.                            “Agreement” means this manufacturing and supply agreement, as it may be amended, supplemented or restated from time to time.

1.3.                            “Annual Available Quantities” or “AAQ” means the maximum number of Units to be supplied by ENDOCEUTICS in a given Supply Year.  For clarity, the amount of first shipment of PRODUCT hereunder will be counted towards the AAQ for the first Supply Year.

1.4.                            “API” or “Active Pharmaceutical Ingredient” means prasterone (dehydroepiandrosterone (DHEA)).

1.5.                            “Applicable Law” means federal, state and local laws, statutes, codes and regulations of any Regulatory Authority having jurisdiction over a Party or the PRODUCT in the Territory or in any other country in which the PRODUCT is Manufactured, including cGMP and the Drug Supply Chain Security Act, in each case that are applicable to such Party’s activities under this Agreement.

1.6.                            “Certificate of Analysis” means a document identified as such and provided by ENDOCEUTICS to AMAG that sets forth the analytical test results against the Specifications as agreed to in writing between the Parties for a given lot of PRODUCT delivered to AMAG. Certificate of Analysis and Certificate of Manufacture are provided as a single document.

1.7.                            “Certificate of Manufacture” means a document identified as such and provided by ENDOCEUTICS to AMAG that certifies that each lot of PRODUCT was Manufactured and tested in compliance with Specifications, cGMPs, the executed Master Batch Records and other applicable regulatory documents. Certificate of Manufacture and Certificate of Analysis are provided as a single document.

1.8.                            “cGMP” shall mean the then current good manufacturing practices in effect from time to time as applicable to the manufacture of pharmaceutical products for human use and promulgated by Regulatory Authorities in each jurisdiction in which API or PRODUCT are processed, packaged, marketed, distributed, used or sold, including the requirements set forth in U.S. C.F.R. (Title 21, Parts 210-211 and 820) as amended from time to time and as further defined by FDA guidance documents.

1.9.                            “CMC” means chemistry, manufacturing, and control.

1.10.                     “CMO” means a contract manufacturing organization supplying PRODUCT (or components thereof).

1.11.                     “Drug Product” means a pharmaceutical product containing [***] of API as the sole active ingredient and formulated for intravaginal delivery, excluding any Applicators.

1.12.                     “First Shipment Date” means the date upon which ENDOCEUTICS confirms in writing that the first order of PRODUCT is ready for pick up in accordance with Section 3.7.

1.13.                     “Force Majeure” shall mean only (a) acts of God, acts of the public enemy, insurrections, riots, war, sabotage or natural disasters, (b) strike, work-stoppage or

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

other labor dispute, or ( c) explosions, fires, flood damage, or loss of electric power not resulting from the negligence of the PARTY invoking Force Majeure; any of (a), (b), or (c) of which, in the case of AMAG, prevents AMAG from performing its obligations (other than the obligation to pay) under this AGREEMENT, or, any of (a), (b), or (c) of which, in the case of ENDOCEUTICS, prevents ENDOCEUTICS from performing its obligations under this AGREEMENT.

1.14.                     “Manufacture” or “Manufacturing” or “Manufactured” means all operations in the production, testing, warehousing, packaging, labeling, quality control testing and release of PRODUCT supplied to AMAG under this Agreement.

1.15.                     “Manufacturing Facilities” shall mean the facilities utilized in the Manufacture of the PRODUCT as per Annex 5.

1.16.                     “Manufacturing Process” with respect to the PRODUCT, means any process or methods (or any step in any process or method, including packaging, quality control and quality assurance) used or planned to be used by a manufacturer in the Manufacturing of such PRODUCT in accordance with the Quality Assurance Agreement.

1.17.                     “Marketing Authorization” shall mean the technical, medical and scientific licenses, registrations, authorizations and/or approvals of the PRODUCT for the Manufacture, distribution, use or sale of the PRODUCT in the Territory, as amended or supplemented from time to time.

1.18.                     “Master Batch Record” means a detailed, step-by-step description of the entire Manufacturing Process for the PRODUCT, which explains how the PRODUCT is Manufactured, indicating specific types and quantities of components and raw materials, additional materials, processing parameters, in-process quality controls, and other relevant controls.

1.19.                     “Materials” means the API and other materials and ingredients listed in the Master Batch Record and used in the Manufacturing of the PRODUCT by ENDOCEUTICS as well as packaging components and applicators.

1.20.                     “MOQ” shall mean the minimum order quantities of the PRODUCT at SKU level as reflected in Annex 1.

1.21.                     “Non-Conforming PRODUCT” shall mean PRODUCT which does not comply with the Specifications, the requirements of this Agreement, the QAA and Applicable Law, including PRODUCT that has a Latent Defect.

1.22.                     “Party” means either ENDOCEUTICS or AMAG, individually; “Parties” means ENDOCEUTICS and AMAG, collectively.

1.23.                     “Price” with respect to the PRODUCT, means the amount in the applicable currency payable for the PRODUCT, as determined in accordance with the terms hereof and Annex 2.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

1.24.                     “PRODUCT” means the Product (as defined in the License Agreement) for sale in the Territory, as described in further detail in Annex 1.

1.25.                     “Quality Assurance Agreement” or “QAA” means a separate agreement by and between the Parties where the responsibilities concerning the quality of the PRODUCT are set forth to ensure compliance with cGMP, as may be amended from time to time by mutual agreement of the Parties.

1.26.                     “SKU” shall mean stock keeping unit as applied to the PRODUCT.

1.27.                     “Specifications” shall mean with respect to the PRODUCT, all specifications for Materials, processes, methods, formulae, analyses, instruction, standards, know—how, testing and control procedures, information and other specifications relating to the Manufacture of the PRODUCT as set forth on Annex 6 hereto or in the Quality Assurance Agreement.

1.28.                     “Supply Failure” shall mean the failure by ENDOCEUTICS to supply at least [***] of the Units of PRODUCT required to be delivered to AMAG pursuant to valid Purchase Orders that have been confirmed (and not rejected) by ENDOCEUTICS in accordance with Section 3.4 during any period of [***] or longer.

1.29.                     “Supply Year” means the twelve (12) consecutive month period commencing upon the date of shipment of the first delivery of PRODUCT hereunder (the “First Shipment Date”), and each succeeding twelve (12) consecutive month period commencing upon each anniversary of the First Shipment Date

1.30.                     “Technology IP” means any and all Patents and Know-How owned or Controlled by ENDOCEUTICS or its Affiliates which is useful or necessary to Manufacture the PRODUCT, including formulations and Manufacturing Process for the Manufacture of the PRODUCT, and all related technical documentation.  Notwithstanding the foregoing, [***].

1.31.                     “Term” shall have the meaning set forth in Section 11.1.

1.32.                     “Territory” shall mean the United States of America.

1.33.                     “Third Party” means any entity other than AMAG or ENDOCEUTICS or their respective Affiliates.

1.34.                     “Unit” shall mean a package of [***] Inserts and [***] Applicators.

2.                            MANUFACTURE AND SUPPLY

2.1.                            Manufacture

(a)                                 ENDOCEUTICS shall Manufacture and supply the PRODUCT, itself or through an Affiliate or CMO, for AMAG to Develop or Commercialize the PRODUCT in accordance with the License Agreement in accordance with (i) the terms and

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

conditions of this Agreement, (ii) the QAA, (iii) Applicable Law and (iv) the Specifications.

(b)                                 [***].

(c)                                  All quality processes and procedures relating to the PRODUCT shall be the sole responsibility of ENDOCEUTICS and ENDOCEUTICS shall bear all related costs.  ENDOCEUTICS shall conduct quality control testing of PRODUCT prior to shipment in accordance with the NDA or other Regulatory Approvals, as applicable, and Applicable Law.  ENDOCEUTICS shall prepare and retain records pertaining to such testing as required by Applicable Law and ENDOCEUTICS’ standard operating procedures.  Promptly following execution of this Agreement, and in any event within [***] of the Execution Date, the Parties shall enter into a Quality Assurance Agreement setting forth the detailed description of obligations and pharmaceutical responsibilities of each Party in the performance of this Agreement which will be attached to this Agreement as Annex 4, which may be amended from time to time as the Parties deem necessary.

2.2.                            Change to Specifications

ENDOCEUTICS warrants that the Manufacturing Process and the Specifications comply with Applicable Law and the Marketing Authorization. No change in the Specifications shall be binding upon ENDOCEUTICS without its prior written consent, not to be unreasonably delayed, withheld or conditioned.

AMAG may propose changes to the Specifications by delivering a written notice to ENDOCEUTICS of such proposed changes. ENDOCEUTICS shall promptly notify AMAG in writing of ENDOCEUTICS’ good faith and reasonable determination as to whether: (i) ENDOCEUTICS is technically able to comply with such proposed changes, and (ii) the extent (if any) to which applicable PRODUCT Price would increase or decrease as a result of such proposed changes.

ENDOCEUTICS may propose changes to the Specifications and/or the Manufacturing Process by delivering a written notice to AMAG of such proposed changes indicating the extent (if any) to which the PRODUCT Price would increase or decrease as a result of such changes. Promptly following AMAG’s receipt of a notice of any ENDOCEUTICS proposed change, the Parties shall meet and discuss such proposed change(s) in good faith and agree on whether to implement such change and the implementation strategy for such change, provided that in the absence of agreement, [***].

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Notwithstanding the foregoing, if a change to the Specifications is required by a Regulatory Authority for the Territory or for any other country in which the PRODUCT is Manufactured or in order to comply with Applicable Law, the Parties shall cooperate and use commercially reasonable efforts to implement such change as soon as reasonably practicable.

If the implementation of any Specification change or Manufacturing Process change requires any submission or communication with any Regulatory Authority, then [***].  For clarity, AMAG shall be the party responsible for submitting any proposed change to the FDA and shall keep ENDOCEUTICS fully informed of Regulatory Authority review, and approval of submissions and any communications with Regulatory Authorities regarding any such change.

If AMAG and ENDOCEUTICS agree on any increase or decrease of the PRODUCT Price in connection with any proposed changes, the PRODUCT Price shall be increased or decreased, and Annex 2 will be amended, accordingly.

[***].

2.3.                            Primary Contacts; Supply Metrics

Each Party shall have one primary contact to oversee and coordinate day-to-day matters relating to this Agreement as set forth on Annex 3, who will meet periodically to discuss, review and coordinate on all Supply-related matters, including Forecasts, delivery schedules for the PRODUCT, new CMOs, new Manufacturing Facilities, proposed changes to the Specifications and supply metrics for the PRODUCT, and any action plan for any underperformance with respect to such supply metrics. If the Parties are unable to reach a consensus on any issue then the issue will be resolved in accordance with the provisions of Section 13.10.

2.4.                            New Manufacturing Facilities and CMO Agreements

AMAG shall have the right to audit new ENDOCEUTICS owned Manufacturing facilities supplying PRODUCT (or components thereof) under this Agreement not included in Annex 5 and join ENDOCEUTICS during audits of all CMOs Manufacturing facilities included or proposed to be included in Annex 5 as set forth in the Quality Assurance Agreement, in each case, in accordance with the Quality Assurance Agreement and Section 12.  The Parties shall work together in good faith to address any observations or CAPAs (as defined in the Quality Assurance Agreement) resulting from any such audit in accordance with the Quality Assurance Agreement.

AMAG shall have the right to receive a copy (subject to redaction of any provisions or information not relevant to this Agreement, including, without limitation financial terms or any technical or sensitive information related to Manufacturing or the Manufacturing Process) of any agreement between ENDOCEUTICS and a CMO (a “CMO Agreement”) [***] and material amendments or restatements thereto promptly following ENDOCEUTICS’ execution

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

of such CMO Agreement or material amendment or restatement.  All CMO Agreements and any amendment or restatement provided to AMAG hereunder will be deemed to be ENDOCEUTICS’ Confidential Information.  ENDOCEUTICS shall ensure that each CMO Agreement is consistent with the terms of this Agreement and shall not enter into or amend or restate any CMO Agreement in a manner that would be contrary to the terms of this Agreement.

Except in connection with the exercise of AMAG’s rights under Section 6.1 or 6.2, in no event will AMAG contact any CMO with respect to the Manufacture or potential Manufacture of PRODUCT without ENDOCEUTICS’ prior written consent, such consent not to be unreasonably withheld, conditioned or delayed.

In the event of a quality investigation relating to the PRODUCT that involves an ENDOCEUTICS CMO, ENDOCEUTICS shall use commercially reasonable efforts to cooperate with AMAG to enable communications among such CMO, ENDOCEUTICS and AMAG regarding such investigation.

2.5.                            Manufacturing Facilities

ENDOCEUTICS shall ensure that the PRODUCT is Manufactured only at the Manufacturing Facilities set forth in Annex 5, which may be updated from time to time in accordance with Section 2.4.

During the term of this Agreement, ENDOCEUTICS shall ensure that the Manufacturing Facilities, raw materials, equipment and systems (including quality assurance and control systems), in use at the Manufacturing Facilities in the ordinary course of business are in compliance with Applicable Law.

2.6.                            Procurement of Materials, Inventory and Equipment

ENDOCEUTICS shall use commercially reasonable efforts to ensure timely procurement of all Materials required to Manufacture the PRODUCT.  ENDOCEUTICS shall promptly notify AMAG in the event ENDOCEUTICS believes that there will be a delay in such procurement that will cause a delay in delivery of the PRODUCT ordered by AMAG; in such event, the Parties will discuss through the JSC appropriate mitigation strategies.

ENDOCEUTICS shall maintain, or ensure that its CMOs maintain, commercially reasonable inventories of Materials required to Manufacture the PRODUCT and ensure timely delivery, provided that such inventories shall be sufficient to Manufacture the PRODUCT to meet required delivery dates for orders placed by AMAG within agreed upon lead times and quantities based on supplier lead times, supply chain risk and Forecast uncertainty. Without limiting the foregoing, ENDOCEUTICS will establish no less than [***] of safety stock of API.  ENDOCEUTICS shall promptly notify, and provide AMAG with any information, data and documentation, related to any actual or anticipated shortages of or changes to the supply of Materials experienced by ENDOCEUTICS.

2.7.                            Stability Testing

ENDOCEUTICS shall conduct annual stability testing as required by each Regulatory Authority for the Territory where AMAG is selling or will sell the PRODUCT pursuant to the

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Quality Assurance Agreement and shall provide the data and reports from such stability tests to AMAG for review.

2.8.                            Records, Retained Samples and Storage

ENDOCEUTICS shall retain samples and maintain records from each lot of PRODUCT for any period required by Applicable Law for record keeping, testing and regulatory purposes or specified in the QAA and shall make the same available to AMAG at AMAG’s request to address any issues raised by any Regulatory Authority relating to the Manufacture of the PRODUCT, which issues shall be referred to AMAG and for which AMAG shall have the right to lead any such interactions with such Regulatory Authority, but shall give ENDOCEUTICS reasonable notice of, and an opportunity to be involved in, all such interactions. When storing PRODUCT, ENDOCEUTICS shall comply with and maintain all storage facilities in compliance with Specifications and in accordance with Applicable Law.

2.9.                            Intellectual Property Created in the Course of the Agreement

All right, title and interest in and to any and all Inventions, including any intellectual property rights therein, that are created, conceived or generated by or on behalf of ENDOCEUTICS or AMAG or its/their employees, consultants or contractors in the performance of this Agreement shall be deemed to be Endoceutics Inventions or Endoceutics Data under the License Agreement, as applicable.  For clarity, AMAG shall, and hereby does, assign to ENDOCEUTICS all right, title and interest of AMAG or its Affiliates in and to any Inventions or Data created, conceived or generated under this Agreement as is necessary to accomplish the foregoing principles.

2.10.                     Rights of Reference

For each CMO acting on behalf of ENDOCEUTICS for the Manufacture of the PRODUCT, as of the Execution Date, ENDOCEUTICS shall within [***] following the Execution Date use commercially reasonable efforts to require each such CMO to provide to ENDOCEUTICS or its designee a right of reference (in either case, which shall identify AMAG and its Affiliates and sublicensees as designees) to such CMO’s drug master files or other Manufacturing information to the extent required for AMAG or its Affiliates or sublicensees to obtain and maintain Regulatory Approval for the PRODUCT in the Territory. As further set forth in Article 5 of the License Agreement, ENDOCEUTICS shall be responsible for providing any Manufacturing information either (i) directly to the applicable Regulatory Authority through a DMF or (ii) to AMAG for the subsequent provision to the applicable Regulatory Authority, in each case, to the extent necessary for the completion of the CMC section (or equivalent thereof) of any Regulatory Filing required for AMAG to obtain and maintain Regulatory Approval of the PRODUCT. ENDOCEUTICS shall ensure that its agreements with CMOs relating to the PRODUCT that are entered into following the Execution Date include a right to grant AMAG and its Affiliates and sublicensees such right of reference and within [***] following the effective date of any such agreement with a new CMO or upon the commencement of ENDOCEUTICS’ Manufacture of the PRODUCT, ENDOCEUTICS shall, and shall use commercially reasonable efforts to require each such CMO to, provide to AMAG written documentation establishing such right of reference to its and such CMO’s drug master files.  For clarity, except as otherwise specifically provided herein, Articles 4 and 5 of the License Agreement sets forth the Parties’ respective rights and responsibilities in regards to communicating with Regulatory Authorities in the Territory and obtaining and

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

maintaining Regulatory Approval for the PRODUCT, in each case, with respect to Manufacturing issues or information related to the same.

2.11.                     Packaging and Labelling

Packages containing the PRODUCT will include the logos and names of both ENDOCEUTICS and AMAG on the packaging and on any included leaflets.

All labelling and other printed material included with the PRODUCT must be approved by AMAG.  AMAG acknowledges that AMAG’s failure to timely provide such approval will result in a delay in the Manufacturing PRODUCT of up to [***] prior to the First Shipment Date, and up to [***] following the First Shipment Date.  Accordingly, any failure by ENDOCEUTICS to Manufacture and supply PRODUCT hereunder by the delivery date solely due to AMAG’s failure to timely provide such approval will be excused to the extent within the timeframes set forth in the preceding sentence and will not be deemed to be a Supply Failure.

[***].

3.                            FORECAST, ORDERING AND DELIVERY

3.1.                            PRODUCT Forecast

AMAG shall submit to ENDOCEUTICS, within [***] after the first Business Day of each month, a rolling electronic forecast of the quantity of the PRODUCT that it intends to order from ENDOCEUTICS during each of the succeeding [***] (“Forecast”) which shall reflect a quantity not less than the Minimum Ordered Quantity nor, for any calendar year, more than the applicable AAQ.  The initial Forecast is attached as Annex 7 to this Agreement.

3.2.                  Firm Commitment and Estimates

The first [***] covered by each Forecast (the “Fixed Period”) shall constitute a binding commitment by AMAG to purchase the quantities of PRODUCT covered thereby. Any variation to this commitment will be managed by exception and agreed, in good faith, between the Parties.  Following the first Forecast, the quantity of PRODUCT forecasted in month [***] of the Fixed Period in any Forecast shall not be greater than [***], nor less than [***]of the quantity of Product forecasted for month [***] of the previous Forecast and months [***] through [***] of any Forecast shall not vary by more than [***], nor less than [***], of the quantity of PRODUCT forecasted for such months in the prior Forecast, except with ENDOCEUTICS’ prior written consent, which consent shall not be unreasonably withheld, unconditioned or delayed.

With respect to month [***] through month [***] of the Forecast, these quantities shall constitute a non-binding, good faith forecast of AMAG’s orders, presented solely for the purpose of enabling ENDOCEUTICS to schedule the use of facilities and resources and plan the ordering of Materials and the production of PRODUCT.

3.3.                            Purchase Orders

All purchases of PRODUCT shall be pursuant to electronic purchase orders in an agreed format, which shall include AMAG’s requirements, and not less than the Forecast quantities,

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

with respect to the Fixed Period. Nothing contained in any purchase order or confirmation thereof shall supersede the terms and conditions of this Agreement.

3.4.                            Firm Forecast and Orders

ENDOCEUTICS shall acknowledge receipt of each purchase order within [***] of receipt. Assuming that such purchase order is in compliance with the applicable Forecast, MOQ and AAQ, ENDOCEUTICS shall confirm each purchase order within [***], and shall include a written confirmation of the delivery date.

ENDOCEUTICS may reject that portion of any purchase order that is not in compliance with the applicable Forecast or the MOQ or is otherwise inconsistent with this Agreement, provided that if the purchase order exceeds the Forecast, ENDOCEUTICS will use its commercially reasonable efforts to supply the excess.

Purchase orders shall be placed by AMAG at least [***] prior to the delivery date by which the PRODUCT is requested to be made available by ENDOCEUTICS, unless otherwise agreed by ENDOCEUTICS. To the extent any purchase order by AMAG requests a delivery date that is less than [***] from the date of the purchase order, ENDOCEUTICS shall be permitted to reject such purchase order unless AMAG agrees to compensate ENDOCEUTICS for the cost of expedited delivery. The Parties, however, agree to define a mutually acceptable expedited delivery process, which provides for a delivery date that is less than [***] after the applicable purchase order. This process is to be used only in exceptional circumstances.

3.5.                            MOQs, AAQs and Deviation from MOQs and AAQs

MOQs, AAQs and Prices for the PRODUCT are set out in Annex 1 and Annex 2, respectively.

In the event that AMAG desires to order a quantity of the PRODUCT not in accordance with the MOQ or the AAQ, the Parties shall negotiate in good faith any necessary adjustments to be made in the planning, Manufacture and delivery of PRODUCT.

3.6.                            Allocation

In the event of any shortfall in PRODUCT Manufacturing that would prevent ENDOCEUTICS from fulfilling all then-existing open orders for PRODUCT from AMAG and ENDOCEUTICS’ Third Party customers, ENDOCEUTICS may reasonably allocate its inventory of PRODUCT among AMAG and such customers, provided that in any event, AMAG shall receive at least [***] of such inventory.

3.7.                            Delivery and Shipment

The PRODUCT hereunder shall be delivered according to AMAG’s reasonable written packaging and shipping instructions. Such requirements shall not be subject to change without AMAG’s prior written notification to ENDOCEUTICS delivered reasonably in advance. Once ENDOCEUTICS confirms in writing that the order is ready for pick up, AMAG or its Affiliates must pick up the order within [***].

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Within [***] of completion of Manufacture of each batch of PRODUCT, ENDOCEUTICS will provide AMAG with a copy of the Certificate of Analysis and Certificate of Manufacture for AMAG’s review.  In addition, for the first [***] Drug Product Manufactured at the manufacturing facilities listed in Annex 5, and for the [***] of Drug Product Manufactured at any such manufacturing facility in each Calendar Year, ENDOCEUTICS shall provide AMAG with a copy of the Certificate of Analysis, Certificate of Manufacture, executed Batch Records and testing records, in each case, at least [***] prior to the date when AMAG is required to pick up such PRODUCT. With each shipment of PRODUCT, ENDOCEUTICS will provide AMAG with copies of documents and certificates for the relevant PRODUCT as set forth in detail in the QAA.  Delivery documents shall include purchase order number, quantity, copy of Certificate of Analysis and Certificate of Manufacture, item codes and description, lot number, number of shippers (or other specified containers) as well as weight and number of pallets.

The quantity of PRODUCT delivered by ENDOCEUTICS with respect to each confirmed order shall be in accordance with Annex 1. For the avoidance of doubt, it is understood between the Parties that any minor deviation between ordered and delivered quantity that falls within applicable industry standards, but in no event shall the quantity delivered deviate from the quantity ordered by more than [***], shall be accepted. Further, ENDOCEUTICS shall be excused from any failure to yield the theoretical batch size indicated by the Specifications.

Each order shall be delivered not more than [***] earlier or later than the date agreed upon for the confirmed order unless otherwise agreed to by the Parties, and ENDOCEUTICS shall promptly notify AMAG of any change to the agreed upon delivery date.

Shipment shall be [***] (Incoterms 2010) [***].  AMAG shall designate the carrier that will take delivery of the PRODUCT. [***]. AMAG shall obtain [***] any import license or other official authorization and carry out all customs formalities for the export of the PRODUCT from the U.S. and import of the PRODUCT to its destination. Upon request by AMAG, ENDOCEUTICS will use commercially reasonable efforts to arrange and coordinate shipment by carrier [***]. Any shipping or transport related costs incurred by ENDOCEUTICS [***].

4.                            PRICE AND PAYMENT

4.1.                            Price

For the duration of this Agreement, AMAG shall pay to ENDOCEUTICS the amount set forth in Annex 2 for each unit of the PRODUCT Manufactured and supplied under the terms of this Agreement.

[***].

4.2          Invoices — Payment Conditions

Upon shipment of each order, ENDOCEUTICS shall issue an invoice to AMAG for the applicable Price for the PRODUCT. The invoice shall contain a reference identifying the AMAG purchase order. AMAG shall pay all undisputed invoices (or the undisputed portion of any disputed invoice) in full within [***] from the date of receipt of the relevant invoice. Except as provided in Section 5, all payments shall be made without condition or deduction for any

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

counterclaim, recoupment, defense or set-off.  AMAG shall notify ENDOCEUTICS of any errors in any invoice within [***] of receipt.  The Parties shall work in good faith to promptly resolve any dispute regarding any invoice.

If any payment due pursuant to an undisputed invoice (or the undisputed portion of any disputed invoice) is not paid when due in accordance with the applicable provisions of this Agreement, the payment shall accrue interest from the date due at the rate of [***]. The payment of such interest shall not limit ENDOCEUTICS from exercising any other rights it may have as a consequence of the lateness of any payment.

5.                            NON-CONFORMING PRODUCT

5.1.                            Covenant of PRODUCT Compliance

All PRODUCT Manufactured and supplied pursuant to the terms hereof by ENDOCEUTICS (or any contractor thereof) to AMAG or its Affiliates will be in compliance with Section 2.1 and shall (a) have a remaining shelf life of at least [***] and (b) not be adulterated or misbranded within the meaning of the Act or within the meaning of any Applicable Law in which the definitions of adulteration and misbranding are substantially the same as those contained in the Act, as the Act and such Applicable Laws are constituted and in effect at the time of delivery of the PRODUCT. Notwithstanding the foregoing, AMAG shall discuss in good faith accepting PRODUCT [***].

5.2.                  Notice; Remedy

If ENDOCEUTICS becomes aware of any Non-Conforming PRODUCT that has been supplied to AMAG hereunder, ENDOCEUTICS shall promptly inform AMAG of such nonconformity in accordance with the Quality Assurance Agreement.

If AMAG becomes aware that any delivery of PRODUCT includes Non-Conforming PRODUCT, AMAG shall notify ENDOCEUTICS: (a) within [***] of AMAG taking title to the PRODUCT, if such Non-Conforming PRODUCT can be ascertained by the exercise of reasonable diligence upon examination by AMAG on receipt of the PRODUCT, or (b) otherwise within [***] after discovery of the same (a “Latent Defect”).

In the event all or part of any shipment of the PRODUCT is determined to have been rightfully rejected as Non-Conforming PRODUCT, ENDOCEUTICS shall use commercially reasonable efforts to replace such Non-Conforming PRODUCT at ENDOCEUTICS’ expense within [***]. In the event ENDOCEUTICS is unable to replace such Non-Conforming PRODUCT within [***], ENDOCEUTICS shall refund or credit any amounts paid by AMAG for such Non-Conforming PRODUCT or mutually agree in good faith with AMAG on an alternative solution to the situation.

5.3.                  Dispute Resolution

Disputes related to whether any PRODUCT is a Non-Conforming PRODUCT shall be resolved through formal investigation and by testing at an independent Third Party laboratory of reputation using qualified testing methods approved by both ENDOCEUTICS and AMAG or, if the Parties fail to approve such investigation process, such dispute shall be resolved pursuant to Section 13.10 hereof.  The fees and expenses of such laboratory testing and all

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

other out-of-pocket related expenditure incurred as a result of the dispute shall be borne [***]  by the Party against whom such laboratory’s findings are made and confirmed.

5.4.                  Disposal of Non-Conforming PRODUCT

All or part of any shipment of the PRODUCT determined to have been rightfully rejected as Non-Conforming PRODUCT shall be held by AMAG and not destroyed or disposed without ENDOCEUTICS’ prior consent. If requested by ENDOCEUTICS, such PRODUCT shall be returned to ENDOCEUTICS. All or part of any lot of PRODUCT determined to have been rightfully rejected for any reason prior to its release for shipment shall be properly disposed of by ENDOCEUTICS. The expense of any such disposal or PRODUCT return shall be incurred by [***].

6.                            SECOND SOURCE SUPPLIER; SUPPLY CONTINUITY

6.1.                            Second Source Supplier

In order to ensure a continuous supply of PRODUCT to meet customer demand and mitigate the impact of any shortage of PRODUCT, ENDOCEUTICS shall use commercially reasonable efforts to maintain at all times a second source supplier for the Manufacture of the Drug Product and API.  In furtherance thereof, as soon as reasonably practicable but in no event later than twenty-four (24) months from the Execution Date, ENDOCEUTICS shall identify and transfer Technology IP to an appropriate second source supplier of the API, and, the Parties shall validate such second source supplier in a manner that is reasonably acceptable to both Parties, including by AMAG providing reasonable assistance, [***], regarding the identification, appointment, Technology IP transfer and validation of any proposed second source supplier of the API. After a second source supplier for the Manufacture of API is identified, appointed, and validated, ENDOCEUTICS shall [***] maintain at all times a second source supplier for the Manufacture of API.  [***].

If ENDOCEUTICS fails to identify, appoint, transfer Technology IP, validate and cooperate with AMAG in seeking Regulatory Approval of and maintain a second source supplier as required by this Section 6.1, in the time frame set forth in this Section 6.1, AMAG shall have the right, [***], to identify, appoint and validate a second source supplier of the Drug Product or API, as applicable, provided that AMAG has first provided ENDOCEUTICS with [***] prior written notice of its intent to exercise its rights set forth in this sentence and ENDOCEUTICS does not, within such [***] period, provide AMAG with documentation reasonably evidencing ENDOCEUTICS’ use of commercially reasonable efforts in establishing such a second source supplier and its on-going plans with respect thereto.  [***].

6.2.                            Cessation of Supply; Supply Failure; Backup Supplier

In the event that ENDOCEUTICS intends to cease Manufacturing PRODUCT (i.e., ENDOCEUTICS no longer intends to Manufacture PRODUCT, itself or through a CMO, for itself or its customers for sale anywhere in the world), then ENDOCEUTICS shall notify AMAG in writing at least [***] in advance (or such shorter period of time as the Parties may mutually agree) (the “Cessation Notice”).

In the event that a Supply Failure occurs or ENDOCEUTICS reasonably believes that a Supply Failure could occur, or if ENDOCEUTICS anticipates a delay or shortfall in the

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Manufacture and supply of PRODUCT hereunder due to a Force Majeure, CMO failure or implementation of a new regulatory requirement, ENDOCEUTICS shall promptly notify AMAG in writing of the circumstances involved in such actual or anticipated Supply Failure, delay or shortfall, which notice shall include: (a) the underlying reasons for such anticipated interruption or failure to the extent known, any proposed remedial measures and, to the extent it can be reasonably determined, the date such interruption or failure is expected to end; and (b) any facts or circumstances that ENDOCEUTICS reasonably expects to affect its ability to Manufacture and supply PRODUCT in accordance with the terms of this Agreement. Such matter shall be discussed in good faith by the JSC.

In the event of receipt of a Cessation Notice or the occurrence of a Supply Failure that is caused by an Uncontrollable Failure (as defined below), the Parties will work together to remedy those failures that are capable of remedy as appropriate through the application of commercially reasonable efforts or to identify a new manufacturer to remedy such failure, which manufacturer ENDOCEUTICS shall use commercially reasonable efforts to validate and appoint in accordance with Section 2.4, which manufacturer ENDOCEUTICS will control.  For purposes of this Agreement, an “Uncontrollable Failure” means [***].

In the event of receipt of a Cessation Notice or the occurrence of a Supply Failure that is not caused by an Uncontrollable Failure, AMAG may elect, by written notice to ENDOCEUTICS given within [***] of AMAG’s receipt of the Cessation Notice or date of the Supply Failure (the “Election Notice”), to Manufacture the PRODUCT itself or through a Third Party, including from those manufacturers listed in Annex 5 or to qualify an alternative manufacturing facility to Manufacture the PRODUCT (a “Backup Supplier”), without prejudicing any other rights AMAG may have under this Agreement. In the event AMAG provides an Election Notice, [***].

For purposes of clarity, nothing in this section shall excuse ENDOCEUTICS from remedying those matters which were capable of remedy by ENDOCEUTICS as appropriate through the application of commercially reasonable efforts prior to the occurrence of a Supply Failure or shall excuse ENDOCEUTICS from complying with applicable regulations.

[***].

[***].

7.                            WITHDRAWALS AND RECALLS

7.1.                  Notification and Investigation

In the event that either Party believes a recall or withdrawal of the PRODUCT may be necessary or appropriate, such Party shall promptly notify the other Party to its nominated contacts according to Annex 3 in writing. In the event that either Party reasonably believes the recall may be due to a delivery of Non-Conforming PRODUCT by ENDOCEUTICS, ENDOCEUTICS shall conduct an investigation as reasonably practicable to determine whether the PRODUCT was Non-Conforming PRODUCT and provide AMAG with a written investigation report as soon as reasonably practicable and, in any case, within applicable time frame as provided under Applicable Law.  [***].

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

7.2.                  Responsibility

AMAG shall have sole discretion over whether and under what circumstances to require the recall or withdrawal of the PRODUCT in the Territory. AMAG shall make all contacts with relevant Regulatory Authorities and shall be responsible for coordinating all activities in connection with any recall or withdrawal of any PRODUCT in the Territory. AMAG shall be responsible for and shall coordinate all customer returns of PRODUCT and all customer complaints with respect to the PRODUCT. In the event that AMAG initiates a recall or PRODUCT withdrawal for the Territory, AMAG shall promptly notify ENDOCEUTICS. ENDOCEUTICS shall reasonably cooperate with AMAG in executing any recall or withdrawal. Nothing herein shall be construed to limit ENDOCEUTICS’ ability to comply with Applicable Law. The direct cost of any recall or withdrawal of PRODUCT for the Territory shall be borne by [***]; provided, however, that [***].

8.                            REPRESENTATIONS, WARRANTIES AND COVENANTS OF EACH PARTY

8.1.                  Mutual Representations, Warranties and Covenants

Each Party hereby represents, warrants and covenants as of the Execution Date to the other Party as follows:

a)             Bankruptcy; Insolvency.  As of the Execution Date, neither Party is aware of any action or petition, pending or otherwise, for bankruptcy or insolvency of such Party or any of its Affiliates or subsidiaries in any state, country or other jurisdiction, and it is not aware of any facts or circumstances that could result in such Party becoming or being declared insolvent, bankrupt or otherwise incapable of meeting its obligations under this Agreement as they become due in the ordinary course of business.

b)             Compliance.  In the exercise of its rights (including rights retained) or performance of its obligations under this Agreement, such Party shall comply and shall cause its and its Affiliates’ employees and contractors to comply with all Applicable Laws.

8.2.                  Additional ENDOCEUTICS Representations, Warranties and Covenants

ENDOCEUTICS represents, warrants and covenants to AMAG, as of the Execution Date, as follows:

a)             No rights or licenses are required under the Technology IP to Manufacture the PRODUCT as contemplated herein other than those subject to the license grants under Section 6.2.

b)             Endorecherche is the sole and exclusive owner of the entire right, title and interest of all Technology IP. To ENDOCEUTICS’ Knowledge, ENDOCEUTICS Controls all Know-How that is necessary or useful for the Manufacture of the PRODUCT.

c)              To ENDOCEUTICS’ Knowledge, there are no safety, efficacy, or regulatory issues, other than the information that has previously been made available to

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

AMAG that would preclude AMAG from (i) using the Technology IP or (ii) Manufacturing the PRODUCT in compliance with the Applicable Law.

d)             To ENDOCEUTICS’ Knowledge, ENDOCEUTICS Controls all manufacturing information and CMC information, including all applications, filings, submissions, approvals, licenses, registrations, permits, notifications and authorizations (or waivers) with respect to the Manufacture of the PRODUCT, and all supporting correspondence and documents, including minutes and official contact reports relating to any communications with any Regulatory Authority, and all supporting documents and all clinical studies and tests, and all data contained in any of the foregoing  that are necessary or useful for the Manufacture of the PRODUCT (“CMC Filings”).

e)              Except as set forth on Exhibit 11.3(k) of the License Agreement, neither ENDOCEUTICS nor any of its Affiliates has entered into any agreement on or prior to the Execution Date, whether written or oral, to assign, transfer, license, convey or otherwise encumber its right, title or interest in or to the CMC Filings for the PRODUCT in the Territory (including by granting any covenant not to sue with respect thereto) that is inconsistent with or would otherwise diminish the rights and licenses granted to AMAG under this Agreement.

f)               There is no claim or litigation pending nor any claim that was previously asserted in writing against ENDOCEUTICS or any of its Affiliates (and ENDOCEUTICS has no Knowledge of any claim, whether or not pending or asserted) by any Person alleging that the conception, development, reduction to practice, disclosing, copying, making, assigning or licensing of the existing CMC Filings or the Technology IP violates, infringes, constitutes misappropriation or otherwise conflicts or interferes with, or would violate, infringe or otherwise conflict or interfere with, any intellectual property or proprietary right of any Person.

g)              All CMC Filings generated, prepared, maintained, and retained by ENDOCEUTICS or its Affiliates with respect to the PRODUCT has been maintained or retained pursuant to and in accordance with good laboratory and clinical (if applicable) practice and Applicable Law, and all such information is true, complete and correct in all material respects and any material updates, changes, corrections or modification to such CMC Filings required under Applicable Law have been submitted to the necessary Regulatory Authorities.

h)             Employees, Consultants and Contractors.  As of and following the Execution Date, ENDOCEUTICS has secured and will secure written agreements from each of its (and its Affiliates’) employees, consultants and contractors who perform activities pursuant to this Agreement, obligating such persons to assign all right, title and interest in and to their respective Inventions and other Know-How, whether or not patentable, and intellectual property rights therein, to ENDOCEUTICS (or its Affiliates, as applicable). If in the case of a CMO, ENDOCEUTICS is unable to secure assignment of any such intellectual property, ENDOCEUTICS shall use commercially reasonable efforts to ensure that such CMO grants to ENDOCEUTICS a sublicenseable license under all

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

such intellectual property so that such intellectual property can be included in the Technology IP.

i)                 Compliance with Applicable Law.  During the Term, (i) ENDOCEUTICS shall comply with and maintain in force all licenses, approvals, consents, permits and authorizations which may be required with respect to the Manufacturing Facilities and its performance of its obligations hereunder, including without limitation, licenses and permits issued or required by all Regulatory Authorities and those required in relation to the generation, storage, treatment, transport, possession, handling and disposal of any waste; and (ii) ENDOCEUTICS shall supply PRODUCT under this Agreement in compliance with all such licenses, approvals, consents, permits and authorizations.

j)                No Debarment.  None of ENDOCEUTICS or its Affiliates or, to ENDOCEUTICS’ knowledge, its CMOs engaged in the Manufacture of the PRODUCT, are or have employed or otherwise used in any capacity, and will not employ or otherwise use in any capacity, the services of any person debarred under United States law, including 21 U.S.C. § 335a, or any foreign equivalent thereof. ENDOCEUTICS shall, in any agreement entered between ENDOCEUTICS and a new CMO after the Execution Date for the Manufacture of PRODUCT, require such CMO to represent and warrant that such CMO will not employ or otherwise use in any capacity in connection with the provision of such services, the services of any person debarred under United States law, including 21 U.S.C. § 335a, or any foreign equivalent thereof.

k)             Supply.  ENDOCEUTICS shall supply AMAG with at least [***] packages of Kitted PRODUCTS and [***] packages of Kitted Physician Sample PRODUCTS as described on Annex 2 for Commercialization as set forth in the Commercialization Plan, no later than [***], and provided that AMAG has timely approved all necessary labelling and printed material therefor in accordance with Section 2.11.

8.3.                  Section 11.1 and Section 11.2(c) of the License Agreement are hereby incorporated by reference herein substituting for the purpose hereof references to the License Agreement with references to this Agreement.

8.4.                  Warranty Disclaimer.  EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES PROVIDED BY ENDOCEUTICS IN THIS AGREEMENT OR THE LICENSE AGREEMENT, THE PRODUCT IS SUPPLIED BY ENDOCEUTICS TO AMAG “AS-IS” WITH NO WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, AND BOTH PARTIES HEREBY DISCLAIM ALL IMPLIED WARRANTIES, INCLUDING ANY WARRANTY OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE

9.                            INDEMNIFICATION AND INSURANCE

9.1.                  Indemnification by AMAG

Subject to Section 9.3, AMAG shall fully indemnify, defend and hold harmless ENDOCEUTICS, its Affiliates and their respective directors, officers, employees, agents and

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representatives (collectively, the “ENDOCEUTICS Indemnitees”) from and against any and all Third Party expenses and losses, including reasonable legal expenses and attorneys’ fees (collectively “Losses”) arising out of any claim, demand, action or other proceeding by any Third Party, relating to, arising from or in connection with (a) any material breach by AMAG of any of its representations, warranties or covenants pursuant to this Agreement, (b) the gross negligence or willful misconduct by any AMAG Indemnitee in performing any obligations under this Agreement, (c) any action or inaction of AMAG or any AMAG Indemnitee or its failure to store, handle or use the PRODUCT in accordance with the Specifications or Applicable Law, or (d) in the event AMAG exercises its rights under Section 6.2, the Manufacture, use, distribution, storage, handling or sale of the PRODUCT; in each case except to the extent that such Losses are subject to indemnification by ENDOCEUTICS.

9.2.                  Indemnification by ENDOCEUTICS

Subject to Section 9.3, ENDOCEUTICS shall fully indemnify, defend and hold harmless AMAG, its Affiliates and their respective directors, officers, employees, agents and representatives (collectively, the “AMAG Indemnitees”) from, against and in respect of all Losses arising out of any claim, demand, action or other proceeding by any Third Party, relating to, arising from or in connection with (a) any material breach by ENDOCEUTICS of any of its or their representations, warranties or covenants pursuant to this Agreement or (b) the gross negligence or willful misconduct by any ENDOCEUTICS Indemnitee or ENDOCEUTICS’ CMO in performing any obligations under this Agreement; in each case except to the extent that such Losses are subject to indemnification by AMAG.

9.3.                  Procedure of Indemnification

A Party seeking indemnification (the “Indemnified Party”), will give the indemnifying party (the “Indemnifying Party”) prompt written notice (an “Indemnification Claim Notice”) of any claims or the discovery of any fact upon which such Indemnified Party intends to base a request for indemnification, and the Indemnifying Party shall have sole control of the defense or settlement thereof.  The Indemnified Party may participate at its expense in the Indemnifying Party’s defense of and settlement negotiations for any claim with counsel of the Indemnified Party’s own selection.  The indemnity arrangement in this Section 9.3 shall not apply to amounts paid in settlement of any action with respect to a claim, if such settlement is effected without the consent of the Indemnifying Party, which consent shall not be conditioned, withheld or delayed unreasonably.  In no event will the Indemnifying Party be liable for claims to the extent that they result from any delay in providing such notice which prejudices the defense of such claim. The Indemnified Party shall cooperate fully with the Indemnifying Party and its legal representatives in the investigation of any action with respect to a claim covered by this indemnification.

9.4.                  Insurance

Each Party will obtain and keep in force insurance in scope and amount as required by Applicable Law with respect to a Party’s activities hereunder and such additional amounts as may be reasonably necessary to cover such Party’s indemnity obligations under this Agreement with scope and coverage as is normal and customary in the pharmaceutical industry generally for parties similarly situated, but in no event less than [***] per occurrence and [***] annual aggregate. It is understood that such insurance will not be construed to limit

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

a Party’s liability with respect to its indemnification obligations. Each Party will provide to the other Party upon request a certificate evidencing the insurance such Party is required to obtain and keep in force. Such certificate will provide that such insurance will not expire without renewal or be cancelled or modified without at least [***] prior notice to the other Party.

9.5.                  Limitation of Liability

Except with respect to [***], in no event shall either Party be liable to the other Party for any indirect, special, unforeseen, consequential or potential damages or losses of any kind, nature or description whatsoever including economic losses, lost profits or damage to image, suffered or incurred by such Party arising under or in connection with this Agreement or as a result of any activities under this Agreement.

Notwithstanding the foregoing, nothing in this clause is intended to or shall limit the indemnification rights or obligations of any Party with respect to any Third Party claims.

[***].

10.                     CONFIDENTIALITY

All information provided by or on behalf of one Party to the other Party in connection with this Agreement (including without limitation, the Specifications and the Forecasts provided by AMAG) shall be subject to the confidentiality and non-use restrictions set forth in Article 13 of the License Agreement.  For clarity, Forecasts and purchase orders shall be deemed the “Confidential Information” of AMAG, and it shall not be a breach of this Agreement or the License Agreement to disclose to ENDOCEUTICS’ CMOs any of AMAG’s Confidential Information on a need-to-know basis, so long as any such CMO is under written obligations of confidentiality and non-use as least as stringent as those set forth in the License Agreement.

11.                     TERM AND TERMINATION

11.1.           Initial term

This Agreement is effective from the date of its execution and shall continue in effect until the termination of the License Agreement.

11.2.           Termination by Either Party

a)             Termination for Breach

Either Party may, without prejudice to any other remedies available to it at Applicable Law or in equity, terminate this Agreement in the event that the other Party (the “Breaching Party”) shall have committed a material breach of this Agreement. The Breaching Party shall have [***] after written notice thereof was provided to the Breaching Party by the non-breaching Party to remedy such default. Any such termination shall become effective at the end of such [***] period unless the Breaching Party has cured any such breach or default prior to the expiration of such [***] period or has taken the appropriate

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

steps to cure the breach or default. If there is a dispute between the Parties regarding any amounts due hereunder, AMAG may withhold payment solely with respect to those amounts that AMAG believes in good faith are inaccurate or are otherwise not in accordance with the terms of this Agreement until resolution, provided that AMAG gives ENDOCEUTICS prompt written notice of such dispute that includes a detailed basis for such withholding, and such withholding shall not be considered a breach hereunder.

b)             Termination for Insolvency

If either Party undergoes a Bankruptcy Event, then the other Party may terminate this Agreement in its entirety effective [***] upon written notice to such Party.

11.3.           Termination for Cessation of Supply

If ENDOCEUTICS provides AMAG with a Cessation Notice in accordance with Section 6.2, then this Agreement will terminate (a) upon the effective date of the cessation of supply, as stated in such Cessation Notice, or (b) if AMAG elects to transfer the Manufacturing Process in accordance with Section 6.2, then upon completion of the transfer of Technology IP in accordance with Section 6.2, if later.  In the event that AMAG exercises its rights under clause (b) above, the license granted to AMAG under Section 6.2 will survive the termination of this Agreement for the duration of the License Agreement.

11.4.           Termination of License Agreement

This Agreement shall terminate automatically upon the termination of the License Agreement.

11.5.           Effects of Termination

Upon expiration or termination of this Agreement pursuant to Section 11.4, Sections 14.7 and 14.8 of the License Agreement shall apply.

11.6.           Survival

Termination or expiration of this Agreement for any reason will be without prejudice to any rights that will have accrued to the benefit of a Party prior to the effective date of such termination or expiration. Such termination will not relieve a Party from obligations that are expressly indicated to survive the termination of this Agreement.

The following Sections and Articles, together with any definitions used therein, will survive any expiration or termination of this Agreement: Sections 2.8, 2.9, 2.10 (solely in the case of termination of this Agreement by AMAG pursuant to Section 11.2(a) or 11.3 and only for the duration of the License Agreement), 4.2 (solely with respect to payment obligations accruing prior to the effective date of termination), 6.2 (solely to the extent that AMAG provides notice of its exercise of rights to use a Backup Supplier and only for the duration of the License Agreement), 8.4, 11.5 and 11.6, and Articles 1, 5 (solely with respect to PRODUCT Manufactured and supplied to AMAG hereunder prior to the effective date of such expiration

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

or termination), 7, 9, 10, 12 (solely with respect to PRODUCT Manufactured and supplied to AMAG hereunder prior to the effective date of such expiration or termination) and 13.

12.                     AUDIT AND INSPECTION

12.1.           Audit

ENDOCEUTICS shall ensure it has the right to audit or to appoint Third Parties to audit the Manufacturing Facilities. AMAG will have the right, [***], upon reasonable written notice to ENDOCEUTICS, and during normal business hours, (a) to inspect ENDOCEUTICS owned Manufacturing Facilities and any records relating thereto [***], and (b) to join ENDOCEUTICS during inspections of the Manufacturing Facilities of its CMOs and any records relating thereto in accordance with ENDOCEUTICS’ vendor management program, [***], in each case to verify ENDOCEUTICS’ compliance with the terms of this Agreement.

12.2.           Inspection Notification

ENDOCEUTICS shall permit inspections of the Manufacturing Facilities by Governmental Authorities. ENDOCEUTICS agrees to promptly notify AMAG of any inspection of the Manufacturing Facilities by any Governmental Authority relating to the PRODUCT. ENDOCEUTICS shall keep AMAG informed of the status of the matter with the relevant Governmental Authority.  AMAG shall have the right to review and comment on any correspondence by ENDOCEUTICS to such Governmental Authority for the Territory relating to critical observations raised during the inspection and related to the PRODUCT before such correspondence is sent, and ENDOCEUTICS shall consider any such comments in good faith.  For clarity, the foregoing right of review and comment will not apply to correspondence between any CMO and a Governmental Authority.  [***].

13.                     MISCELLANEOUS

13.1.           Entire Agreement

This Agreement, including the Annexes hereto, and the License Agreement set forth the entire understanding and agreement of the Parties relating to the subject matter hereof.  In the event of a conflict between this Agreement and the Quality Assurance Agreement, (a) the Quality Assurance Agreement shall control with respect to matters expressly and specifically relating to the allocations of responsibilities between the Parties for the quality of PRODUCT, the quality system practices and activities and (b) this Agreement shall control with respect to all other matters.

13.2.           Amendment

No amendment, modification or addition to this Agreement shall be effective or binding on either Party unless set forth in writing and signed by AMAG and ENDOCEUTICS.

13.3.           Severability

The invalidity or unenforceability of a particular provision of this Agreement shall not affect the validity or enforceability of the remaining provisions. The Parties shall replace the invalid

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or unenforceable provision with a valid or enforceable provision that comes closest to effectuating the intent of the Parties at the time of the Agreement’s execution.

13.4.           Assignment

A Party may not assign any rights or obligations under this Agreement to a Third Party without the other Party’s prior written consent, provided, however, that either Party may assign or otherwise transfer this Agreement and its rights and obligations hereunder without the other Party’s consent:

(a)         in connection with the transfer or sale of all or substantially all of the business or assets of such Party relating to PRODUCT to a Third Party, whether by merger, consolidation, divesture, restructure, sale of stock, sale of assets or otherwise, provided that in the event of any such transaction (whether this Agreement is actually assigned or is assumed by the acquiring Party by operation of law (e.g., in the context of a reverse triangular merger)), intellectual property rights of the acquiring Party to such transaction (if other than one of the Parties to this Agreement) shall not be included in the technology licensed hereunder; or

(b)         to an Affiliate; provided that the assigning Party remains liable and responsible to the non-assigning Party hereto for the performance of all such duties and obligations under this Agreement.

Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of and be enforceable by the respective successors and assignees of the Parties hereto.

[***].

13.5.           Rights

This Agreement does not confer any rights on the Parties, except those expressly conferred in the Agreement.

13.6.           No Waiver

No failure or delay on by either Party to exercise or enforce any rights conferred on it under this Agreement shall be construed or operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege or further exercise thereof operate so as to bar the exercise or enforcement thereof at any time or times thereafter. Any waiver by a Party of a particular provision or right shall be in writing, shall be as to a particular matter and, if applicable, for a particular period of time and shall be signed by such Party.

13.7.           Force Majeure

Neither Party shall be liable for failure to perform as required by any provisions of this Agreement where such failure results from a Force Majeure beyond such Party’s control. Except as otherwise provided hereunder, in the event of any delay attributable to a Force Majeure, the time for performance affected thereby shall be extended for a period equal to the time lost by reason of such delay.

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13.8.           Headings

The titles of the sections and Annexes of this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

13.9.           Governing Law

This Agreement, and all questions regarding the existence, validity, interpretation, breach or performance of this Agreement, shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, United States, without reference to its conflicts of law principles.

13.10.    Disputes

Any dispute under this Agreement shall be resolved in accordance with Section 15 of the License Agreement.

13.11.    Rights in Bankruptcy

All rights and licenses granted under or pursuant to this Agreement by one Party to the other Party are, and will otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or comparable provision of applicable bankruptcy or insolvency laws, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code or comparable provision of applicable bankruptcy or insolvency laws. The Parties agree that a Party that is a licensee of such rights under this Agreement will retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code or comparable provision of applicable bankruptcy or insolvency laws. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party to this Agreement under the U.S. Bankruptcy Code or comparable provision of applicable bankruptcy or insolvency laws, the other Party will be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in its possession, will be promptly delivered to it (a) upon any such commencement of a bankruptcy or insolvency proceeding upon its written request therefor, unless the bankrupt Party elects to continue to perform all of its obligations under this Agreement, or (b) if not delivered under (a) above, following the rejection of this Agreement by or on behalf of the bankrupt Party upon written request therefor by the other Party. The Parties acknowledge that the license granted hereunder by ENDOCEUTICS to AMAG shall survive any Insolvency Event of ENDOCEUTICS. For greater clarity, in the event of an Insolvency Event, ENDOCEUTICS shall not assign its rights under the Endorecherche Agreement to any person, unless the assignee agrees to accept the assignment of ENDOCEUTICS’ obligations under this Agreement.

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13.13.    Notices

Any notice to be given under this Agreement must be in writing and delivered either in person, by (a) air mail (postage prepaid) requiring return receipt, (b) overnight courier, or (c)

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facsimile or electronic mail confirmed thereafter by any of the foregoing, to the Party to be notified at its address given in Annex 3, or at any address such Party may designate by prior written notice to the other in accordance with this Section 13.13. Notice shall be deemed sufficiently given for all purposes upon the earliest of: (i) the date of actual receipt; (ii) if air mailed, five (5) days after the date of postmark; (iii) if delivered by overnight courier, the next day the overnight courier regularly makes deliveries or (iv) if sent by electronic mail, the date of confirmation of receipt if during the recipient’s normal business hours, otherwise the next Business Day.

13.14.    Interpretation.

All references in this Agreement to the singular shall include the plural where applicable. Unless otherwise specified, references in this Agreement to any Article shall include all Sections, subsections and paragraphs in such Article, references to any Section shall include all subsections and paragraphs in such Section, and references in this Agreement to any subsection shall include all paragraphs in such subsection. The word “will” shall be construed to have the same meaning and effect as the word “shall”.  The word “or” is used in the inclusive sense (and/or), except where context clearly requires otherwise. The word “including” and similar words means including without limitation. The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision. All references to days in this Agreement mean calendar days, unless otherwise specified. Ambiguities and uncertainties in this Agreement, if any, shall not be interpreted against either Party, irrespective of which Party may be deemed to have caused the ambiguity or uncertainty to exist. This Agreement has been prepared in the English language and the English language shall control its interpretation. In addition, all notices required or permitted to be given hereunder, and all written, electronic, oral or other communications between the Parties regarding this Agreement shall be in the English language.

13.15.    Counterparts; Electronic Signatures.

This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered electronically and upon such delivery such electronic signature will be deemed to have the same effect as if the original signature had been delivered to the other Party.

14.                     ANNEXES

The following Annexes shall form an integral part of this Agreement.

Annex 1   PRODUCT description and Order Quantities

Annex 2   PRODUCT Price

Annex 3   Communication

Annex 4   Quality Assurance Agreement

Annex 5   Manufacturing Facilities

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Annex 6   Specifications

Annex 7   Initial Forecast

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their authorized representatives.

ENDOCEUTICS INC.

/s/ Fernand Labrie
Name: Fernand Labrie
Title: Chief Executive Officer

AMAG PHARMACEUTICALS, INC.

/s/ William K Heiden
Name: William K. Heiden
Title: Chief Executive Officer

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ANNEX 1

PRODUCT DESCRIPTION

Product	Packaging Description
IntraRosa™ Insert/ovule (Kitted Physician Sample)	[***]
IntraRosa™ Insert/ovule (Kitted)	[***]

ORDER QUANTITIES

Minimum Order Quantities (MOQ)
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Annual Available Quantities (AAQ)

Year of launch of PRODUCT and thereafter until otherwise agreed by the Parties: [***] Units of IntraRosa per Supply Year

The Parties will revise the AAQ in good faith following approval of an ENDOCEUTICS-owned manufacturing facility.

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ANNEX 2

PRODUCT PRICE

Product	Packaging Description	Unit Price (US$)
IntraRosa™ Insert/ovule (Kitted Physician Sample)	[***]	[***]
IntraRosa™ Insert/ovule (Kitted)	[***]	[***]

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ANNEX 3

COMMUNICATION

Any notice or communication to be given within the framework of the Agreement shall be forwarded to the following addresses:

AMAG:

Attention: Sr. Vice President, Quality & Technical Operations

AMAG Pharmaceuticals, Inc.

1100 Winter Street

Waltham, MA  02451

E-mail: [***]

With a copy to: General Counsel

AMAG Pharmaceuticals, Inc.

1100 Winter Street

Waltham, MA  02451

E-mail: [***]

ENDOCEUTICS:

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ANNEX 4

Quality Assurance Agreement

[To be Attached]

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ANNEX 5

Manufacturing Facilities

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ANNEX 6

Specifications

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ANNEX 7

Initial Forecast

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